EXHIBIT 10.1

FUNDING COMMITMENT

April 6, 2017

WHEREAS, pursuant to Section 6.13 of the Stock Purchase Agreement, dated March 7, 2017, as amended on March 29, 2017 (the “Purchase Agreement”), by and among Heat Biologics, Inc., a Delaware corporation (the “Purchaser”), Pelican Therapeutics, Inc., a Delaware corporation (the “Company”) and Josiah Hornblower, as representative of the Stockholders, Purchaser has requested that the Company provide a fully executed agreement with CPRIT with respect to the CPRIT Grant prior to the Closing; and

WHEREAS, to facilitate that request the Purchaser is willing to commit herein to provide the Company with a funding commitment for Nine Hundred Ten Thousand Two Hundred Thirty One Dollars ($910,231) in funds in respect of the CPRIT Grant (the “Funding Commitment”).

NOW, THEREFORE, the Purchaser commits to the Company as follows:

1.

Capitalized terms used and not defined herein shall have the meanings set forth in the Purchase Agreement.

2.

Purchaser hereby agrees and commits to provide the Company with $910,231 in funds (the “Funds”) in respect of the CPRIT Grant, in exchange for a demand promissory note in the principal amount of $910,231 in the form attached as Exhibit F to the Purchase Agreement (the “Promissory Note”).

3.

The Promissory Note shall be executed and Funds shall be disbursed to the Company, within three (3) business days as and when a request therefor is made in writing by the Company (the “Funding Request”); provided, however, that if the Funding Request is made prior to the Closing Date the Company shall issue to the Purchaser on such date, as an origination fee and for no additional consideration, such number of shares of Company Common Stock as shall result in the Purchaser owning fifty one percent (51%) of the Company’s then outstanding shares of capital stock on a fully diluted basis.

4.

Any Funding Request by the Company shall be accompanied by a representation that the CPRIT Agreement is in full force and effect and has not been amended or modified since the date of its final approval and execution by CPRIT.

5.

This Funding Commitment expires and shall be of no further force and effect on May 15, 2017.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Funding Commitment as of the date first written above.

THE PURCHASER:

HEAT BIOLOGICS, INC.

By	/s/ Jeff Wolf
	Name:	Jeff Wolf
	Title:	Chief Executive Officer

THE COMPANY:

PELICAN THERAPEUTICS, INC.

By	/s/ Josiah Hornblower
	Name:	Josiah Hornblower
	Title:	Chief Executive Officer

STOCKHOLDERS’ REPRESENTATIVE:

By	/s/ Josiah Hornblower
	Name:	Josiah Hornblower
	Title:	Stockholders’ Representative

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